SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 20, 2002
(Date of earliest event reported)

PAYCHEX, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-0397 (Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EX 99.1 Press Release Dated September 20, 2002

ITEM 9. REGULATION FD DISCLOSURE

The registrant’s press release dated September 20, 2002, which announced that the Company has completed the acquisition of Advantage Payroll Services, Inc., is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	September 20, 2002	/s/ B. Thomas Golisano B. Thomas Golisano Chairman, President and Chief Executive Officer

Date:	September 20, 2002	/s/ John M. Morphy John M. Morphy Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated September 20, 2002

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